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                                                                   EXHIBIT 10.20

                        CHART HOUSE GUARANTY AGREEMENT
                        ------------------------------

     This CHART HOUSE GUARANTY AGREEMENT (this "AGREEMENT"), dated as of December 10, 1997, is between CHART HOUSE ENTERPRISES, INC., a Delaware corporation ("GUARANTOR"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"). All capitalized terms used but not elsewhere defined in this Guaranty shall have the respective meanings ascribed to such terms in the Loan Agreement described below.

                            PRELIMINARY STATEMENT:

     A. Islands California/Arizona LP, a Delaware limited partnership ("BORROWER"), and FINOVA have entered into a Loan Agreement of even date herewith (as the same may be amended, supplemented, modified or restated from time to time, the "LOAN AGREEMENT") pursuant to which FINOVA has agreed to make the Loan to Borrower, subject to the terms and conditions set forth in the Loan Agreement.

     B. On the Closing Date Borrower will use the proceeds of the Loan, together with Borrower's cash on hand, among other things to distribute to Borrower's general partner, Islands CA/AZ Holdings LP, a Delaware limited partnership ("GENERAL PARTNER"), an amount which shall be used by General Partner to repay in full all currently existing outstanding indebtedness of General Partner to Guarantor or Guarantor's wholly owned subsidiary, Big Wave, Inc., in an outstanding principal amount of $16,500,000. Accordingly, Guarantor has a direct financial interest in inducing FINOVA to make the Loan.

     C. One of the conditions precedent to the obligation of FINOVA to enter into the Loan Agreement is the execution and delivery by Guarantor of this Agreement and the performance by Guarantor of its obligations hereunder.

     NOW, THEREFORE, in order to induce FINOVA to enter into the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

     1.   GUARANTY OF PAYMENT.  Subject to the terms and conditions of this
          -------------------
Agreement, including, without limitation, the provisions of SECTION 2 and
SECTION 5 below, Guarantor hereby unconditionally and irrevocably guarantees to FINOVA the punctual payment and performance when due, whether at stated maturity or by acceleration or otherwise, of Borrower's Obligations. Guarantor agrees that this Agreement is a present and continuing guaranty of payment and not of collectibility, and that FINOVA shall not be required to prosecute collection, enforcement or other remedies against Borrower or any other Person, or to enforce or resort to any of the Collateral or other rights or remedies pertaining thereto, before calling Guarantor for payment.

     2.   LIMITATION OF GUARANTORS' OBLIGATIONS.  Notwithstanding anything in
          -------------------------------------
this Agreement to the contrary, the obligations of Guarantor hereunder ("GUARANTOR'S OBLIGATIONS")
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shall be limited to the sum of $4,000,000.00 plus all costs and expenses incurred by FINOVA under Section 12 hereof. This Agreement automatically shall terminate, and Guarantor's Obligations shall be deemed to be released and satisfied in full, as of the second Business Day of January, 2004, or the second Business Day of any January thereafter, if both of the following conditions are satisfied as of such day: (i) no Event of Default then exists under the Loan Instruments, and (ii) the ratio of Operating Cash Flow for the twelve month period ending on the last day of the preceding calendar year to Fixed Charges for such period is greater than 1.25.

     3.   CONTINUING GUARANTY.  Subject to the terms and conditions of SECTION 5
          -------------------
below, Guarantor agrees that Guarantor's Obligations shall be primary obligations of Guarantor, shall not be subject to any counterclaim, set-off, abatement, deferment or defense based upon any claim that Guarantor may have against FINOVA, Borrower or any other Person, and shall remain in full force and effect without regard to, and shall not be released, discharged, limited or affected in any way by any circumstance or condition (whether or not Guarantor shall have any knowledge thereof), including, without limitation:

          (a) any lack of validity or enforceability of any of the Loan Instruments;

          (b) any termination, restatement, amendment, modification or other change in any of the Loan Instruments;

          (c) any furnishing, exchange, substitution or release of any Collateral, or any failure to perfect any Lien in any Collateral;

          (d) any failure, omission or delay on the part of Borrower or FINOVA to conform or comply with any term of any of the Loan Instruments or any failure of FINOVA to give notice of any Incipient Default or any Event of Default;

          (e) any waiver, compromise, release, settlement or extension of time of payment or performance or observance of any of the obligations or agreements contained in any of the Loan Instruments;

          (f) any action or inaction by FINOVA under or in respect of any of the Loan Instruments, any failure, lack of diligence, omission or delay on the part of FINOVA to enforce, assert or exercise any right, power or remedy conferred on FINOVA in any of the Loan Instruments, or any other action or inaction on the part of FINOVA;

          (g) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, liquidation, marshaling of assets and. liabilities or similar events or proceedings with respect to Guarantor or Borrower or any of their respective Property or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

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          (h)  any merger or consolidation of Guarantor or Borrower into or with any Person, or any sale, lease or transfer of any of the assets of Guarantor or Borrower to any other Person;

          (i) any change in the relationship between. Guarantor, Borrower or any other Person, or any termination of any such relationship;

          (j) to the extent permitted by law, any release or discharge by operation of law of Guarantor or Borrower from any obligation or agreement contained in any of the Loan Instruments; or

          (k) to the extent permitted by law, any other occurrence, circumstance, happening or event, whether similar or dissimilar to the foregoing and whether foreseen or unforeseen, which otherwise might constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which otherwise might limit recourse against Guarantor or Borrower.

     4.   WAIVERS.  Subject to the terms and conditions of SECTION 5 below,
          -------
Guarantor unconditionally waives, to the extent not prohibited by law, (i) notice of any of the matters referred to in SECTION 3 above, (ii) all notices which may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against Guarantor, including, without limitation, any demand, presentment and protest, proof of notice of non-payment under any of the Loan Instruments or any failure on the part of Guarantor or the Borrower to perform or comply with any covenant, agreement, term or condition of any of the Loan Instruments, (iii) any right to the enforcement, assertion or exercise against Guarantor or the Borrower of any right or remedy conferred under any of the Loan Instruments, (iv) any requirement of diligence on the part of any Person, (v) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under any of the Loan Instruments, (vi) any notice of any sale, transfer or other disposition of any right, title or interest of FINOVA under any of the Loan Instruments and (vii) any rights of Guarantor pursuant to Sections 12-1641 of the Arizona Civil Code or Rule 17(f) of the Arizona Rules of Civil Procedure.

     5.   AGREEMENTS OF FINOVA.  In consideration of Guarantor's execution and
          --------------------
delivery of this Agreement, FINOVA hereby agrees as follows:

          5.1  NOTICE AND OPPORTUNITY TO CURE.  Before calling on Guarantor for
               ------------------------------
     payment under this Agreement, FINOVA first shall provide written notice to Guarantor of the occurrence of an Event of Default. Such notice shall contain a description of the claimed Event of Default, including, without limitation, the provisions of the Loan Instruments which have been violated. Guarantor, at its option but without any obligation to do so,
     (i) within 10 days after receipt by Guarantor of such notice, may cure any Event of Default arising due to the failure of Borrower to pay all or any portion of Borrower's Obligations when the same become due and (ii) within the same number of days after receipt by Guarantor of such notice as Borrower is granted under the Loan Agreement to

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     cure any other Event of Default, may cure such other Event of Default.
     Guarantor shall not be obligated to make any payment in respect of Borrower's Obligations unless Guarantor has been given notice of the applicable Event of Default and the opportunity to cure same as described in this SECTION 5.1.

          5.2  RESTRICTIONS ON AMENDMENTS.  Without the prior written consent of
               --------------------------
     Guarantor, FINOVA shall not agree to any amendment or modification of, or supplement to, the Loan Instruments as in effect on the date hereof, the effect of which is to (i) increase the rate of interest on or fees payable by Borrower thereunder, (ii) alter the dates fixed for payment of interest and principal thereunder, (iii) shorten the final maturity date of Borrower's Obligations, (iv) if the effect of all such amendments, modifications or supplements would increase the Principal Balance by an amount in excess of 20% of the Principal Balance outstanding as of the Closing Date or (v) make the covenants and Events of Default contained in the Loan Instruments materially more restrictive.

          5.3  RELEASES OF COLLATERAL.  Without the prior written consent of
               ----------------------
     Guarantor, FINOVA shall not release any Liens on the Collateral except in connection with the sale, transfer or other disposition in an arm's length transaction to a third party which is not an Affiliate of Borrower or FINOVA of Collateral having a fair value (as conclusively determined by the purchase price payable by the buyer in such sale, transfer or other disposition) not in excess of 20% of the Principal Balance outstanding as of the Closing Date for all such sales, transfers or other dispositions, provided the gross cash proceeds of each such sale, transfer or other disposition, after deduction of all reasonable, customary and documented costs and expenses of such sale, transfer or other disposition, are applied in permanent reduction of the Principal Balance.

          5.4  SUBROGATION AND OTHER RIGHTS.  Guarantor does not waive, and
               ----------------------------
     hereby retains, all rights of subrogation, reimbursement, restitution, contribution and similar rights Guarantor may have as a result of any amounts Guarantor may pay to FINOVA under or with respect to this Guaranty.

     6.   SUBORDINATION.  Guarantor agrees that any and all present and future
          -------------
debts and obligations of the Borrower to Guarantor hereby are subordinated to the claims of FINOVA. Until Borrower's Obligations are paid and performed in full, Guarantor shall not take any action or exercise any remedies available to Guarantor, either at law or in equity, to (i) collect any such debts and obligations or (ii) enforce any rights of subrogation, reimbursement, contribution, restitution or payment with respect to any amounts Guarantor may pay to FINOVA under or with respect to this Guaranty.

     7.   REINSTATEMENT.  Subject to the limitations described herein,
          -------------
Guarantor's Obligations shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment of any of Borrower's Obligations is rescinded or otherwise must be restored or returned by FINOVA upon the insolvency, bankruptcy, dissolution, liquidation or reorganization

                                      -4-
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of Guarantor or the Borrower or for any other reason, all as though such payment had not been made.

     8.   REPRESENTATIONS AND WARRANTIES.  Guarantor represents and warrants to
          ------------------------------
FINOVA as follows:

          8.1  BINDING AGREEMENTS.  This Agreement constitutes the valid and
               ------------------
     legally binding obligations of Guarantor, enforceable against Guarantor in accordance with its respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally, and (ii) equitable principles (whether or not any action to enforce such document is brought at law or in equity).

          8.2  DEFAULTS IN OTHER AGREEMENTS; CONSENTS; CONFLICTING AGREEMENTS.
               --------------------------------------------------------------
     Guarantor is not in default under any agreement to which Guarantor is a party or by which Guarantor or any of Guarantor's Property is bound, the effect of which default could reasonably be expected to materially impair the ability of FINOVA to collect Guarantor's Obligations. No authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Body or any other Person which has not already been obtained, taken or filed, as applicable, is required (i) for the due execution, delivery or performance by Guarantor of this Agreement or (ii) as a condition to the validity or enforceability of this Agreement. No provision of any mortgage, indenture, contract, agreement, statute, role, regulation, judgment, decree or order binding on Guarantor or affecting the Property of Guarantor conflicts with, or requires any consent which has not already been obtained under, or would in any way prevent the execution, delivery or performance of the terms of this Agreement. The execution, delivery and performance of the terms of this Agreement will not constitute a default under, or result in the creation or imposition of, or obligation to create, any Lien upon the Property of Guarantor pursuant to the terms of any such mortgage, indenture, contract or agreement.

          8.3  TAXES.  Guarantor has filed all tax returns required to be filed,
               -----
     and has paid, or made adequate provision for the payment of, all taxes shown to be due and payable on such returns or in any assessments made against Guarantor, and no tax Liens have been filed and no claims are being asserted in respect of such taxes. None of the tax returns of Guarantor are under audit.

          8.4  COMPLIANCE WITH APPLICABLE LAWS.  Guarantor is not in default in
               -------------------------------
     respect of any judgment, order, writ, injunction, decree or decision of any Governmental Body, the effect of which default could reasonably be expected to materially impair the ability of FINOVA to collect Guarantor's Obligations.

          8.5  NO MISREPRESENTATION.  Neither this Agreement nor any other Loan
               --------------------
     Instrument furnished by or on behalf of Guarantor to FINOVA in connection with any of the transactions contemplated hereby or thereby, contains or will contain a misstatement

                                      -5-
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     of material fact, or omits or will omit to state a material fact required to be stated in order to make the statements contained herein or therein, taken as a whole, not misleading in the light of the circumstances under which such statements were made.

          8.6  LITIGATION.  There are no actions, arbitration proceedings or
               ----------
     claims pending or, to the best knowledge of Guarantor, threatened against Guarantor or maintained by Guarantor at law or in equity or before any Governmental Body, which, if adversely determined, could reasonably be expected to impair the ability of FINOVA to collect Guarantor's Obligations.

     9.   REMEDIES ON DEFAULT.  If any Event of Default occurs and is
          -------------------
continuing, (i) Guarantor shall, subject to the terms and conditions of this Agreement, including, without limitation, SECTION 2 and SECTION 5, pay Borrower's Obligations to FINOVA in full, immediately upon demand and (ii) FINOVA, at its option, may enforce its rights and remedies under this Agreement in accordance with its terms and enforce any other rights or remedies accorded to FINOVA at equity or law, by virtue of statute or otherwise.

     10.  SUCCESSORS AND ASSIGNS.  This Agreement shall inure to the benefit of
          ----------------------
FINOVA and its successors and assigns permitted under the Loan Agreement. This Agreement shall be binding on Guarantor and its successors and assigns and shall continue in full force and effect until all of Borrower's Obligations are paid and performed in full, subject to the limitations described above.

     11.  NO WAIVER OF RIGHTS.  Neither any delay in exercising, nor any failure
          -------------------
on the part of FINOVA to exercise any right, power or privilege under this Agreement, any of the other Loan Instruments shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege shall preclude any other or further exercise thereof or the exercise of any other power or right, or be deemed to establish a custom or course of dealing or performance among the parties hereto. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law. No notice to or demand on Guarantor in any case shall entitle Guarantor to any other or further notice or demand in the same, similar or any other circumstance.

     12.  MODIFICATION.  The terms of this Agreement may be waived, discharged
          ------------
or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment, modification, waiver or other change of any of the terms of this Agreement shall be effective without the prior written consent of FINOVA.

     13.  COSTS AND EXPENSES.  Guarantor agrees to pay on demand all reasonable
          ------------------
costs and expenses incurred by or on behalf of FINOVA (including, without limitation, reasonable attorneys' fees and expenses) in enforcing Guarantor's Obligations.

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     14.  JURISDICTION.  GUARANTOR HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS
          ------------
ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT, ANY OR ALL OF THE OTHER LOAN INSTRUMENTS SHALL BE LITIGATED IN THE SUPERIOR COURT OF ARIZONA, MARICOPA COUNTY, OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA OR, IF FINOVA INITIATES SUCH ACTION, IN ADDITION TO THE FOREGOING COURTS, ANY OTHER COURT IN WHICH FINOVA SHALL INITIATE OR TO WHICH FINOVA SHALL REMOVE SUCH
ACTION, TO THE EXTENT SUCH COURT HAS JURISDICTION. GUARANTOR HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN OR REMOVED BY FINOVA IN ANY OF SUCH COURTS, AND HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MAILED, POSTAGE PREPAID, EITHER BY REGISTERED OR CERTIFIED
MAIL, RETURN RECEIPT REQUESTED, OR BY OVERNIGHT EXPRESS CARRIER, ADDRESSED TO GUARANTOR AT THE ADDRESS SET FORTH BELOW IT SIGNATURE ON THIS AGREEMENT. GUARANTOR WAIVES ANY CLAIM THAT PHOENIX, ARIZONA OR THE DISTRICT OF ARIZONA IS
AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD GUARANTOR, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE PERIOD OF TIME PRESCRIBED BY LAW AFTER THE MAILING THEREOF, GUARANTOR SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY FINOVA OR FINOVA AGAINST GUARANTOR AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR GUARANTOR SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY FINOVA OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM
OR THE TAKING BY FINOVA OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION.

     15.  APPLICABLE LAW.  THIS AGREEMENT SHALL BE GOVERNED AS TO VALIDITY,
          --------------
INTERPRETATION, EFFECT AND IN ALL OTHER RESPECTS BY LAWS AND DECISIONS OF THE STATE OF ARIZONA. FOR PURPOSES OF THIS SECTION 16, THIS AGREEMENT SHALL BE DEEMED TO BE PERFORMED AND MADE IN THE STATE OF ARIZONA.

     16.  WAIVER OF RIGHT TO JURY TRIAL.  FINOVA AND GUARANTOR ACKNOWLEDGE AND
          -----------------------------
AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT, ANY OF THE OTHER LOAN INSTRUMENTS, OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED THEREBY, WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND THEREFORE, FINOVA AND GUARANTOR AGREE THAT ANY COURT PROCEEDING ARISING OUT OF

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ANY SUCH CONTROVERSY WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A
JUDGE SITTING WITHOUT A JURY.

     17.  TIME OF ESSENCE.  Time is of the essence in the performance by
          ---------------
Guarantor of the obligations under this Agreement.

     18.  NO JOINDER.  Guarantor agrees that any action to enforce this
          ----------
Agreement may be brought against Guarantor without any reimbursement or joinder of any Borrower in such action.

     19.  SEVERABILITY.  If any provision of this Agreement is deemed to be
          ------------
invalid by reason of the operation of any law, or by reason of the interpretation placed thereon by any court or other Governmental Body, this Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provision hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

     20.  NOTICES.  All notices given under the terms of this Agreement shall be
          -------
in writing and shall be given and deemed received in the manner set forth in
Section 12.1 of the Loan Agreement.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                    CHART HOUSE ENTERPRISES, INC., a Delaware corporation

                                    By:  /s/ RICHARD D. TIPTON
                                         ---------------------------------
                                    Name:  Richard D. Tipton
                                           -------------------------------
                                    Title:  Vice President - Legal Affairs
                                            ------------------------------


                                    FINOVA CAPITAL CORPORATION,
                                    a Delaware corporation

                                    By:  /s/ BERNICE H. CARR
                                         ---------------------------------
                                    Name:  Bernice H. Carr
                                           -------------------------------
                                    Title:  Vice President Contract Adm
                                            ------------------------------

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